UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
July 17, 2008

Merchants Bancshares, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	0-11595	03-0287342
(State Or Other Jurisdiction	(Commission File No.)	(IRS Employer
Of Incorporation)		Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address Of Principal Executive Offices)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On July 17, 2008 Merchants Bancshares, Inc. (the "Company") issued a press release announcing that its Board of Directors had declared a quarterly dividend of 28 cents per share on the Company's common stock. A copy of that press release, which is incorporated herein by reference, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (d)    On July 17, 2008, the Board of Directors (the "Board") of the Company elected Karen Danaher, CPA, PFS, as a director of the board of directors of the Company's main operating subsidiary, Merchants Bank, effective August 21, 2008.

On July 17, 2008, the Company issued a press release relating to the above matters. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c).	The following exhibits are included with this Report:

	Exhibit No.	Description

	99.1	Press Release dated July 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date:	July 18, 2008		/s/ Janet P. Spitler

Janet P. Spitler
Treasurer & CFO

Exhibit 99.1

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